UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

VERANO HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

British Columbia	000-56342	98-1583243
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224 West Hill Street, Suite 400,

Chicago, Illinois 60610

(Address of Principal Executive Offices) (Zip Code)

(312) 265-0730

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 20, 2024, Verano Holdings Corp. (the “Company”) held its 2024 Annual General Meeting of Shareholders (the “Annual Meeting”) virtually. As of the close of business on the record date of April 24, 2024, there were 344,163,150 Class A subordinate voting shares of the Company and 0 Class B subordinate voting shares of the Company outstanding and entitled to vote at the Annual Meeting.

At the Annual Meeting, the following proposals were submitted to a vote of the Company’s shareholders, with the final voting results indicated below:

Proposal No. 1: The Company’s shareholders elected to set the number of directors of the Company’s board of directors (the “Board”) at five, subject to such increases as may be permitted by the Articles of the Company. The results of the vote taken are as follows:

Shares Voted For	Shares Voted Against
98,974,936 (99.43%)	564,012 (0.57%)

Proposal No. 2: The Company’s shareholders elected the following five directors to serve as directors of the Board for terms expiring at the Company’s 2025 Annual General Meeting of Shareholders. The results of the vote taken are as follows:

	Shares Voted For	Abstentions	Broker Non-Votes
George Archos	54,850,691 (95.47%)	2,601,922 (4.53%)	42,086,334
Lawrence Hirsh	53,319,444 (92.81%)	4,133,170 (7.19%)	42,086,334
Charles Mueller	53,526,991 (93.17%)	3,925,623 (6.83%)	42,086,334
Cristina Nuñez	53,025,235 (92.29%)	4,427,379 (7.71%)	42,086,334
John Tipton	49,142,534 (85.54%)	8,310,080 (14.46%)	42,086,334

Proposal No. 3: The Company’s shareholders approved, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers (the “Say-on-Pay Vote”). The results of the vote taken are as follows:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
55,449,709 (96.51%)	833,426 (1.45%)	1,169,478 (2.04%)	42,086,334

Proposal No. 4: The table below sets forth the number of votes cast for each option, as well as, the number of abstentions, relating to the frequency of future Say-on-Pay Votes:

Shares Voted
1 year	55,618,980 (96.80%)
2 years	269,706 (0.47%)
3 years	652,851 (1.14%)
Abstentions	911,076 (1.59%)
Broker Non-Votes	42,086,334

Pursuant to Item 5.07(d), the Company intends to file an amendment to this Form 8-K within 150 days after its Annual General Meeting of Shareholders that will contain the decision of the Board of Directors of the Company regarding the frequency with which the Company should conduct future advisory shareholder votes on named executive office compensation.

Proposal No. 5: The Company’s shareholders approved the appointment of Macias Gini & O’Connell LLP (“MGO”) as the auditors for the Company and the authorization of the Board to fix MGO’s remuneration and terms of engagement. The results of the vote taken are as follows:

Shares Voted For	Abstentions
98,875,992 (99.33%)	662,956 (0.67%)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERANO HOLDINGS CORP.

Date: June 25, 2024	By:	/s/ Laura Kalesnik
	Name:	Laura Kalesnik
	Title:	Chief Legal Officer, General Counsel and Secretary